                                                                   EXHIBIT 10.51


                                    MORTGAGE





                            Ramco Madison Center LLC
                              (Mortgagor/Borrower)

                                       To


                        LASALLE BANK NATIONAL ASSOCIATION
                               (Mortgagee/Lender)







                           Dated: As of April 23, 2001

                               Property Location:
                                 Madison Center
                                29101 John R Road
                         Madison Heights, Michigan 48071

               Tax Parcel Numbers: 25-11-476-003 and 25-11-476-009



                               Loan No.: 00-12-024

                        DRAFTED BY, RECORD AND RETURN TO:

                             Simpson Zelenock, P.C.
                        260 East Brown Street, Suite 300
                         Birmingham, Michigan 48009-6232
                          Attn.: Jeffrey C. Urban, Esq.

                                  DEFINED TERMS

         As used in this Mortgage, the following terms shall have the following meanings assigned to them:

BORROWER                                Ramco Madison Center LLC, a limited liability company organized in
                                        Michigan

BORROWER'S ADDRESS                      27600 Northwestern Highway, Suite 200, Southfield, Michigan 48034

LENDER                                  LASALLE BANK NATIONAL ASSOCIATION, a national banking association, and its successors and assigns as holders of the Note

LENDER'S ADDRESS                        135 South LaSalle Street, Chicago, Illinois 60603

NOTE                                    That Promissory Note of even date herewith made by Borrower to the order of Lender in the Principal Amount, together with all notes issued in substitution or exchange therefor, as any of the foregoing may be amended, modified or supplemented from time to time

PRINCIPAL AMOUNT                        $10,340,000

MATURITY DATE                           May 1, 2011

LAND                                    The property described on Exhibit A to this Mortgage

PERSONAL PROPERTY                       The property described on Exhibit B to this Mortgage

REPLACEMENT RESERVE
MONTHLY PAYMENT                         $2,752.23/month - up to $49,540.05 (18 months) "Replacement Reserve Cap"
                                        subject to the provisions of Paragraph 3(c)

TI AND LEASING RESERVE                  $10,484/month up to a $187,000 "TI and Leasing Reserve Cap" subject to the
MONTHLY PAYMENT                         provisions of Paragraph 3(d)


PERMITTED USE                           Retail (including service office uses such as banks, brokerage services, insurance agencies and medical/professional offices)

PRINCIPALS                              Ramco-Gershenson Properties, L.P.

BEST'S RATING                           A General Policy Rating of A: VIII or better in Best's Key Rating Guide.






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         This Mortgage ("MORTGAGE") is made as of April 23, 2001, by Borrower to and for the benefit of Lender.

                                R E C I T A L S:

         Borrower has executed and delivered to Lender the Note (which is hereinafter referred to as the "Note"), providing for monthly installments of principal and interest, with the balance thereof, if not sooner due or paid as set forth in the Note, due and payable on the Maturity Date;

         Lender wishes to secure (i) the prompt payment of the Note, together with all interest thereon in accordance with the terms of the Note, as well as the prompt payment of any additional indebtedness accruing to Lender on account of any future payments, advances or expenditures made by Lender pursuant to the Note or this Mortgage or any other agreement, document, or instrument securing the payment of the indebtedness evidenced by the Note (the Note, this Mortgage, and any other documents evidencing or securing the indebtedness evidenced by the Note or executed in connection therewith, and any modification, renewal, extension thereof, are hereinafter collectively referred to as the "LOAN DOCUMENTS"), and (ii) the prompt performance of each and every covenant, condition, and agreement now or hereafter arising contained in the Loan Documents of Borrower or any "PRINCIPAL" (as defined in the Note). All payment obligations of Borrower or any Principal are hereinafter sometimes collectively referred to as the "INDEBTEDNESS" and all other obligations of Borrower or any Principal are hereinafter sometimes collectively referred to as the "OBLIGATIONS".

         The schedule of Defined Terms attached hereto is incorporated into this Mortgage by this reference.

         NOW, THEREFORE, TO SECURE TO LENDER the repayment of the Indebtedness and the performance of the Obligations, Borrower has mortgaged, given, granted, bargained, sold, alienated, enfeoffed, conveyed, confirmed, warranted, pledged, assigned, hypothecated and granted and by these presents does hereby irrevocably mortgage, give, bargain, sell, alien, enfeoff, convey, confirm, warrant, pledge, assign, hypothecate and grant a security interest in and to Lender, with power of sale, the following described property and all proceeds thereof (which property is hereinafter sometimes collectively referred to as the "PROPERTY"):

         1. The Land;

         2. All improvements of every nature whatsoever now or hereafter situated on the Land and owned by Borrower (the "IMPROVEMENTS"), and all machinery, furnishings, equipment, fixtures, mechanical systems and other personal property now or hereafter owned by Borrower and used in connection with the operation of the Improvements;

         3. All easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, tenements, hereditaments and appurtenances of any nature whatsoever, in any way belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

         4. All agreements affecting the use, enjoyment or occupancy of the Land and/or Improvements now or hereafter entered into (the "LEASES"), including any and all guaranties of such Leases, and the immediate and continuing right to collect all rents, income, receipts, royalties, profits, issues, service reimbursements, fees, accounts receivables, revenues and prepayments of any of the same from or related to the Land and/or Improvements from time to time accruing under the Leases




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and/or the operation of the Land and/or Improvements (the "RENTS"), reserving to
Borrower, however, so long as no "EVENT OF DEFAULT" (hereinafter defined) has occurred hereunder, a revocable license to receive and apply the Rents in accordance with the terms and conditions of Paragraph 13 of this Mortgage;

         5. The Personal Property;

         6. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Land and the Improvements, whether from the exercise of the right of eminent domain or condemnation (including but not limited to any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Land and Improvements;

         7. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

         8. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims; and

         9. Any and all proceeds and products of any of the foregoing and any and all other security and collateral of any nature whatsoever, now or hereafter given for the repayment of the Indebtedness and the performance of Borrower's obligations under the Loan Documents, including (without limitation) the Replacement Reserve, the TI and Leasing Reserve, and all other escrows established with Lender by Borrower.

         TO HAVE AND TO HOLD the Property and all parts thereof, together with the rents, issues, profits and proceeds thereof, unto Lender to its own proper use, benefit, and advantage forever, subject, however, to the terms, covenants, and conditions herein.

         At no time shall the principal amount of the Indebtedness, not including sums advanced in accordance herewith to protect the security of this Mortgage, exceed TWO HUNDRED PERCENT (200%) of the original amount of the Note.

         Borrower covenants and agrees with Lender as follows:

                                     PART I

         1. PAYMENT OF INDEBTEDNESS; PERFORMANCE OF OBLIGATIONS Borrower shall promptly pay when due the Indebtedness and shall promptly perform all Obligations.

         2. TAXES AND OTHER OBLIGATIONS. Borrower shall pay, when due, and before any interest, collection fees or penalties shall accrue, all taxes, assessments, fines, impositions and other charges and obligations, including charges and obligations for any present or future repairs or improvements made on the Property, or for any other goods or services or utilities furnished to the Property, which may become a lien on or charge against the Property prior to this Mortgage, subject, however, to Borrower's right to contest to such lien or charge upon the posting of security reasonably satisfactory to Lender so long as such contest stays the enforcement or collection of such lien or charge. Should Borrower fail to make such payments, Lender may, at its option and at the expense of Borrower, pay the amounts due for the account of Borrower. Upon the request of Lender, Borrower shall immediately furnish to Lender all notices of amounts due and receipts evidencing payment. Borrower shall promptly notify Lender of any lien on all or any part of the Property and shall promptly discharge any unpermitted lien or encumbrance.




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         3. RESERVES FOR TAXES/INSURANCE/REPLACEMENT RESERVE/TENANT IMPROVEMENTS
AND LEASING RESERVE

         (a) Tax Reserve. Subject to the terms of that Closing Terms Letter entered into between Borrower and Lender on even date hereof, Borrower shall pay to Lender, at the time of and in addition to the monthly installments of principal and/or interest due under the Note, a sum equal to 1/12 of the amount estimated by Lender from time to time to be sufficient to enable Lender to pay at least 30 days before they become due and payable, all taxes, assessments and other similar charges levied against the Property. So long as no Event of Default exists hereunder, Lender shall apply the sums so paid by Borrower to pay such tax items. If such amount on deposit with Lender is insufficient to fully pay such tax items, Borrower shall, within 10 days following notice at any time from Lender, deposit such additional sum as may be required for the full payment of such tax items. Upon the Maturity Date, the moneys then remaining on deposit with Lender or its agent shall, at Lender's option, be applied against the Indebtedness. The obligation of Borrower to pay such tax items is not affected or modified by the provisions of this paragraph. Notwithstanding the foregoing requirements with respect to monthly deposits into the Tax Reserve, Lender acknowledges that under the terms of its lease with Borrower, Kmart Corporation ("KMART") is not required to pay its share of taxes on a monthly basis and is allowed, instead, to pay its share after the tax bills have been received by Borrower and are presented to Kmart for payment in a reasonably sufficient time to permit Borrower's timely payment of the corresponding tax bill. Lender shall permit similar payments by Borrower into the Tax Reserve with respect to that portion of the real estate taxes attributable to Kmart (i.e., not on a monthly basis, but on a periodic basis corresponding to the required payment cycles for taxes, but in all events to be received by the Lender at least 30 days in advance of the delinquency date) provided that Borrower shall make payment on account of the Kmart portion of the taxes into the Tax Reserve so that the necessary Tax Reserve balance is established no later than 30 days before the delinquency date. This special waiver for Kmart is dependent upon Kmart making its required payments to Borrower on a timely basis, and only so long as there shall be no Event of Default under the Mortgage. In addition, at such time as a separate tax parcel is created for Kmart, Lender shall not require that portion of the Property's real estate taxes which is paid directly to the taxing authority by Kmart be included in the amount required to be deposited by Borrower into the Tax Reserve, provided that all of the following conditions are satisfied: (a) No Event of Default shall exist and remain uncured; (b) Borrower shall provide Lender with written evidence that Kmart is required, under the terms of its lease, to pay the annual tax bills directly to the taxing authority; and (c) Borrower shall provide Lender with written evidence that the taxes have been paid no less than ten (10) days prior to the date on which they would become delinquent. Notwithstanding the foregoing, in the event that Kmart, under the terms of its lease, is permitted to pay those taxes up until the last day prior to the date they would become delinquent, Borrower shall provide written evidence of payment to Lender promptly thereafter and in any event within 10 days from the date thereof. In the event that any of the above conditions are not satisfied, Lender reserves the right, at its sole discretion, to (i) collect the full amount of the annual tax payment from the Borrower upon demand, and (ii) increase the monthly deposits into the Tax Reserve in accordance with Lender's standard requirements taking into account the full amount of real estate taxes in connection with the Property.

         (b) Insurance Reserve. Borrower shall pay to Lender, at the time of and in addition to the monthly installments of principal and/or interest due under the Note, a sum equal to 1/12 of the amount estimated by Lender from time to time to be sufficient to enable Lender to pay at least 30 days before they become due and payable, all insurance premiums due for the renewal of the coverage afforded by the insurance policies required hereunder upon the expiration thereof. So long as no Event of Default exists hereunder, Lender shall apply the sums so paid by Borrower to pay such insurance premiums. If such amount on deposit with Lender is insufficient to fully pay such insurance premiums, Borrower shall, within 10 days following notice at any time from Lender, deposit such additional sum as may be required for the full payment of such insurance premiums. Upon the Maturity Date, the moneys then remaining on deposit with Lender or its agent shall, at Lender's option, be applied against the Indebtedness. The obligation of Borrower to pay such insurance premiums is not affected or modified by the provisions of this paragraph. Notwithstanding the foregoing, Lender acknowledges that under the terms of its lease, Kmart is permitted to "self insure" the premises it leases from Borrower which is reflected in the amount of coverage obtained by Borrower under its current insurance policies. During the time that Kmart remains




                                      -5-
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in possession of its leased premises and continues to "self insure" its premises, Borrower's monthly Insurance Reserve payment shall be calculated based upon the premiums due for all insurance policies required by Lender under this Mortgage and shall not include any additional payment due to Kmart's self insurance. In the event Borrower is entitled to any reimbursement or payment from Kmart in connection with any casualty to the Property (the "KMART PROCEEDS"), Borrower shall cause Kmart to make that payment or reimbursement directly to Lender and the Kmart Proceeds shall be held by Lender pursuant to the terms of this Mortgage.

         (c) Replacement Reserve. At the time of and in addition to the monthly installments of principal and/or interest due under the Note, Borrower shall pay to Lender the Replacement Reserve Monthly Payment (such payments shall be referred to as the "REPLACEMENT RESERVE"). The total amount required to be maintained in the Replacement Reserve shall not exceed eighteen (18) months of required payments into that Replacement Reserve (the "REPLACEMENT RESERVE CAP"). If the Replacement Reserve Cap is reached, continuing payments shall be suspended unless any sum shall be drawn from the Replacement Reserve which reduces that Replacement Reserve below the Replacement Reserve Cap, in which case monthly Replacement Reserve payments shall resume or be increased to one-twelfth of the greater of (x) the monthly deposit amount previously in effect immediately prior to the Replacement Reserve Cap being achieved or (y) the amount estimated by Lender in its sole discretion as the deficiency in the Replacement Reserve at that time. The funds contained in the Replacement Reserve shall be utilized by Borrower solely for capital improvements approved in advance by Lender. Lender shall reimburse Borrower from the Replacement Reserve for the actual cost of such approved capital improvements upon Borrower's providing Lender with paid receipts, lien waivers, photographs and other documentation deemed necessary by Lender with minimum draws of $5,000.00, which shall occur no more than once per month. Borrower hereby grants Lender a security interest in the Replacement Reserve and shall execute any other documents and take any other actions necessary to provide Lender with a perfected security interest in the Replacement Reserve.

         (d) Tenant Improvements and Leasing Reserve. At the time of and in addition to the monthly installments of principal and/or interest due under the Note, Borrower shall pay to Lender the TI and Leasing Reserve Monthly Payment to be used for approved tenant improvements and leasing commissions (the "TI AND LEASING RESERVE"). The total amount required to be maintained in the TI and Leasing Reserve shall not exceed $187,000 (the "TI AND LEASING RESERVE CAP") provided that in the event the investment rating of Borrower's tenant, Kmart, improves to BBB- stable or better at any time during the Loan term, Lender will reduce the TI and Leasing Reserve Cap to $72,000. Borrower shall be permitted to fund the TI and Leasing Reserve with an irrevocable and unconditional letter of credit in an amount equal to the TI and Leasing Reserve Cap in the form and from a financial institution acceptable to Lender. In the event any sum shall be drawn from the TI and Leasing Reserve which reduces that TI and Leasing Reserve below the TI and Leasing Reserve Cap, Borrower shall be required to deposit with Lender with its next monthly installment of principal and/or interest due under the Note, the amount estimated by Lender in its sole discretion as the deficiency in the TI and Leasing Reserve at that time. The funds contained in the TI and Leasing Reserve shall be utilized by Borrower solely for tenant improvements and leasing commissions approved in advance by Lender. Lender shall reimburse Borrower from the TI and Leasing Reserve for the actual cost of such approved tenant improvements and leasing commissions upon Borrower's providing Lender with invoices, paid receipts, lien waivers, photographs and other documentation deemed necessary by Lender with minimum draws of $5,000.00, which shall occur no more than once per month. Borrower hereby grants Lender a security interest in the TI and Leasing Reserve and shall execute any other documents and take any other actions necessary to provide Lender with a perfected security interest in the TI and Leasing Reserve.

         Interest will be paid on the funds in the Tax, Insurance, Replacement and TI and Leasing Reserves for the benefit of the Borrower at the rate which is the lower of (i) the amount paid from time to time by Lender on commercial money market accounts; or (ii) the return on permitted investments to be made with the funds by any third party servicer, rating agency or loan purchaser and all such interest shall be added to and become part of such Tax, Insurance, Replacement or TI and Leasing Reserves Reserve, provided Lender shall make no representation or warranty as to the actual rate of interest.

Upon the occurrence of an Event of Default, Lender may apply any sums then present in the above reserve accounts for payment of the Indebtedness in any order in Lender's sole discretion.

         4. USE OF PROPERTY. Unless required by applicable law, Borrower shall not permit changes in the use of any part of the Property from the use existing at the time this Mortgage was executed, which use Borrower represents and warrants is limited to the Permitted Use and related uses. Borrower shall not initiate or acquiesce in a change in the zoning classification of the Property without Lender's prior written consent.

         5. INSURANCE AND CONDEMNATION Borrower shall keep the Improvements insured, and shall maintain during the entire term of this Mortgage, general liability coverage and such other coverages requested by Lender, by carrier(s), in amounts and in form at all times satisfactory to Lender, which carrier(s), amounts and form shall not be changed without the prior written consent of Lender. All such policies of insurance shall be issued by insurers qualified under the laws of the state in which the Land is located, duly authorized and licensed to transact business in such state and reflecting the Best's Rating. Borrower shall maintain all coverages on the Property as are required by Lender at the closing of the Loan, and all other coverages as may be deemed reasonably necessary by Lender from time to time during the term of the Loan. Unless Borrower provides Lender with evidence of the insurance coverage required by this Mortgage, Lender may purchase insurance at Borrower's expense to protect Lender's interests in the Property and to maintain the insurance required by this Mortgage. This insurance may, but need not, protect Borrower's interests. The coverage purchased by Lender may not pay any claim made by Borrower or any claim that is made against Borrower in connection with the Property or any required insurance policy. Borrower may later cancel any insurance purchased by Lender, but only after providing Lender with evidence that Borrower has obtained insurance as required by this Mortgage. If Lender purchases insurance for the Property or insurance otherwise required by this Mortgage, Borrower will be responsible for the costs of that insurance, including interest and other charges imposed by Lender in connection with the placement of the insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Indebtedness. The costs of the insurance may be more than the cost of insurance Borrower is able to obtain on its own.

         In case of loss or damage by fire or other casualty, Borrower shall give immediate written notice thereof to the insurance carrier(s) and to Lender. Lender is authorized and empowered to make or file proofs of loss or damage (in each case only so long as such loss or damage is equal to or greater than $100,000.00 and to settle and adjust any claim under insurance policies which insure against such risks, or to direct Borrower, in writing, to agree with the insurance carrier(s) on the amount to be paid in regard to such loss provided, however, that as long as no Event of Default has occurred and is continuing, or any condition has occurred which with the giving of notice, the passage of time, or both, would constitute such an Event of Default, Lender shall not do any of the foregoing without the Borrower's participation and agreement.

         Borrower shall immediately notify Lender of any action or proceeding relating to any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, and Borrower shall appear in and prosecute any such action or proceeding unless otherwise directed by Lender in writing. Borrower authorizes Lender, at Lender's option, as attorney-in-fact for Borrower, to commence, appear in and prosecute, in Lender's or Borrower's name, any action or proceeding relating to any condemnation or other taking of the Property, whether direct or indirect, and to settle or compromise any claim in connection with such condemnation or other taking, provided such claim is for an amount equal to or greater than $50,000.00 provided, however, that as long as no Event of Default has occurred and is continuing, or any condition has occurred which with the giving of notice, the passage of time, or both, would constitute such an Event of Default, Lender shall not do any of the foregoing without the Borrower's participation and agreement. The proceeds of any award, payment or claim for damages, direct or consequential, in connection with any condemnation or other taking, whether direct or indirect, of the Property, or part thereof, or for conveyances in lieu of condemnation, are hereby assigned to and shall be paid to Lender as further security for the payment of the Indebtedness and performance of the Obligations.





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

         Provided no Event of Default then exists hereunder, the net insurance proceeds and net proceeds of any condemnation award (in each case after deducting only of Lender's reasonable costs and expenses, if any, in collecting the same) shall be made available for the restoration or repair of the Property if, in Lender's sole and reasonable judgment (a) restoration or repair and the continued operation of the Property is economically feasible, (b) the value of Lender's security is not reduced, (c) the loss or condemnation, as applicable, does not occur in the 6-month period preceding the stated Maturity Date and Lender's independent consultant certifies that the restoration of the Property can be completed at least 90 days prior to the Maturity Date, and (d) Borrower deposits with Lender an amount, in cash, which Lender, in its sole discretion, determines is necessary, in addition to the net insurance proceeds or net proceeds of any condemnation award, as applicable, to pay in full the cost of the restoration or repair. Notwithstanding the foregoing, it shall be a condition precedent to any disbursement of insurance proceeds held by Lender hereunder that Lender shall have approved (x) all plans and specifications for any proposed repair or restoration, (y) the construction schedule and (z) the architect's and general contractor's contract for all restoration that exceeds $25,000.00 in the aggregate. Lender may establish other conditions it deems reasonably necessary to assure the work is fully completed in a good and workmanlike manner free of all liens or claims by reason thereof. Borrower's deposits made pursuant to this paragraph shall be used before the net insurance proceeds or net proceeds of any condemnation award, as applicable, for such restoration or repair. If the net insurance proceeds or net proceeds of any condemnation award, as applicable, are made available for restoration or repair, such work shall be completed by Borrower in an expeditious and diligent fashion, and in compliance with all applicable laws, rules and regulations. At Lender's option, the net insurance proceeds or net proceeds of any condemnation award, as applicable, shall be disbursed pursuant to a construction escrow acceptable to Lender. If following the final payments for the completion of such restoration or repair there are any net insurance proceeds or net proceeds of any condemnation award, as applicable, remaining, such proceeds shall be paid (i) to Borrower to the extent Borrower was required to make a deposit pursuant to this paragraph, (ii) then to Lender to be applied to the Indebtedness, whether or not due and payable until paid in full, and (iii) then to Borrower. If an Event of Default then exists, or any of the conditions set forth in subparagraphs (a) through (d) of this Paragraph 5 have not been met or satisfied, the net insurance proceeds or net proceeds of any condemnation award, as applicable, shall be applied to the Indebtedness, whether or not due and payable, with any excess paid to Borrower. Notwithstanding the foregoing, the application of any insurance proceeds or condemnation award to the Indebtedness in accordance with this Paragraph 5 shall not result in the payment of any prepayment fee, or Yield Maintenance Amount.

         6. PRESERVATION AND MAINTENANCE OF PROPERTY. Borrower (a) shall not commit waste or permit impairment or deterioration of the Property; (b) shall not abandon the Property; (c) shall keep the Property in good repair and restore or repair promptly, in a good and workmanlike manner, all or any part of the Property to the equivalent of its original condition, ordinary wear and tear excepted, or such other condition as Lender may approve in writing, upon any damage or loss thereto, if net insurance proceeds are made available to cover in whole or in part the costs of such restoration or repair; (d) shall comply with all laws, ordinances, regulations and requirements of any governmental body and all requirements of any documents applicable to the Property; (e) shall provide for management of the Property by Borrower or by a property manager satisfactory to Lender pursuant to a contract in form and substance satisfactory to Lender;
(f) shall not take any steps whatsoever to convert the Property, or any portion thereof, to a condominium or cooperative form of management; (g) shall not install or permit to be installed on the Property any underground storage tank or above-ground storage tank without the written consent of Lender; and (h) shall give notice in writing to Lender of and, unless otherwise directed in writing by Lender, appear in and defend any action or proceeding purporting to affect the Property, the security granted by the Loan Documents or the rights or powers of Lender. Neither Borrower nor any tenant or other person shall remove, demolish or alter any Improvement or any fixture, equipment, machinery or appliance in or on the Land and owned or leased by Borrower except when incident to the replacement of fixtures, equipment, machinery and appliances with items of like kind.

         7. PROTECTION OF LENDER'S SECURITY; LEASES. If Borrower fails to pay the Indebtedness or perform the Obligations, or if any action or proceeding is commenced which affects the Property or Lender, at Lender's option, Lender may make such appearances, disburse such sums and take such action as Lender deems necessary, in its sole discretion, to protect the Property or Lender's interest herein, including entry upon the Property to make repairs and perform environmental tests and studies. Any amounts disbursed by Lender pursuant to this Paragraph 7 (including attorneys' costs and expenses), with interest thereon at the "DEFAULT RATE" (defined in the Note) from the date of disbursement, shall become additional Indebtedness of Borrower secured by the Loan Documents and shall be due and payable on demand. Nothing contained in this Paragraph 7 shall require Lender to incur any expense or take any action hereunder.

         Borrower shall not be authorized to enter into any ground lease of the Property, without Lender's prior written approval. Borrower shall not, without Lender's prior written consent, modify, amend, surrender or terminate any Lease, which approval shall not be unreasonably withheld or delayed. All Leases of space in the Property shall be on the form of lease previously approved by Lender (as modified to include reasonable and customary alterations) with tenants and for a use acceptable to Lender. All Leases of space in the Property executed or renewed after the date hereof must be approved by Lender prior to the execution thereof by Borrower which approval shall not to be unreasonably withheld or delayed and shall in any event be communicated to Borrower with 15 Business Days from that date that Lender or its servicing agent receives all information reasonable necessary for Lender to make such determination. In the event Lender fails to communicate its response to Borrower within such 15 Business Days then that Lease shall be deemed approved by Lender.

         Notwithstanding anything contained herein to the contrary, Borrower may enter into a proposed Lease (including the amendment, renewal or extension of an existing Lease ("a RENEWAL LEASE")) without the prior written consent of Lender, provided such proposed Lease or Renewal Lease (i) provides for rental rates and terms comparable to existing local market rates and terms (taking into account the type and quality of the tenant) as of the date such Lease or Renewal Lease is executed by Borrower (unless, in the case of a Renewal Lease, the rent payable during such renewal, or a formula or other method to compute such rent, is provided for in the original Lease), (ii) is an arms-length transaction with a bona fide, independent third party tenant, (iii) is not for premises greater than or equal to ten percent (10%) of the gross leaseable area of the Property,
(iv) is not for a rental, or greater than or equal to ten percent (10%) of the total gross rental revenues of the Property; (v) shall have an initial term of not less than three (3) years or greater than ten (10) years, (vi) is for the same use as the current use of the Property, (vii) shall not contain any options for renewal or expansion by the tenant thereunder at rental rates which are either below comparable market levels or less than the rental rates paid by the tenant during initial lease term; and (viii) shall be to a tenant which is experienced, creditworthy and reputable. If Lender consents to any new Lease of space in the Property or the renewal of any existing Lease of space in the Property, at Lender's request, Borrower shall cause the tenant thereunder to execute a subordination and attornment agreement in form and substance satisfactory to Lender contemporaneously with the execution of such Lease.

         Borrower expressly understands that any and all new or proposed leases or Renewal Leases are included in the definition of "Lease" or "Leases" as such terms may be used throughout this Mortgage or any of the other Loan Documents.

         8. INSPECTION. Lender and its agents and designees may make or cause to be made reasonable entries upon and inspections of the Property, including for performing any environmental inspections and testing of the Property, and inspections of Borrower's books, records, and contracts at all reasonable times upon reasonable advance notice, which notice may be given in writing or orally. Borrower shall cooperate with Lender and its agents and designees with respect to all such inspections, including any related to the sale or potential sale of all or any portion of the Loan by Lender and any securitization or potential securitization involving the Loan.

         9. BOOKS AND RECORDS. Borrower shall keep and maintain at all times at Borrower's address stated above, or such other place as Lender may approve in writing, complete and accurate books of accounts and records adequate to reflect correctly the results of the operation of the Property and copies of all written contracts, Leases and other instruments affecting the Property.

         10. FINANCIAL STATEMENTS. Borrower shall furnish to Lender, within 20 days after the end of each calendar month, until the later of (i) the first 12 calendar months following the closing of the loan (the "LOAN") evidenced by the Note, or (ii) the Loan is securitized as described in Paragraph 43 below, a monthly unaudited statement of income and expenses and a rent roll in the format of subclause (a) below, each in reasonable detail and dated and certified as true and complete by Borrower or its general partner or chief financial officer. Borrower shall furnish to Lender, within 45 days after the end of each fiscal quarter of the operation of the business of Borrower and at any other time upon Lender's request, a balance sheet and a statement of income and expenses of the Property, each in reasonable detail, prepared in accordance with generally accepted accounting principles and certified as true and complete by Borrower or its general partner, manager or chief financial officer. Borrower shall also furnish to Lender within 60 days after the end of each fiscal year of Borrower, a balance sheet, a statement of income and expenses and a statement of cash flows, each in reasonable detail, prepared in accordance with generally accepted accounting principles and certified as true and complete by Borrower or its general partner, manager or chief financial officer and each Principal, as the case may be. Borrower shall furnish, together with the foregoing quarterly financial statements and at any other time upon Lender's request (a) a rent schedule for the Property, showing the name of each tenant, and for each tenant, the space occupied, the lease expiration date, the rent payable, the rent paid to date, and the security deposit being held for such tenant, (b) a leasing activity report for the Property during such fiscal quarter, (c) a capital expenditure report indicating the type and amount of each capital expenditure made during such fiscal quarter, and (d) any other information that Lender may reasonably require, all of the foregoing shall be certified as true and complete by Borrower or its general partner, manager or chief financial officer. In addition, Borrower shall cause Principal, or Principal's general partner, to provide to Lender a copy of its financial statements prepared in accordance with generally accepted accounting principles, certified by Principal or its general partner to be a true and complete copy of such financial statements and in form reasonably satisfactory to Lender, within 60 days of the end of the calendar year if that information has been made available to the public and in any event within 90 days of the end of the calendar. All of the information required by Lender in this paragraph must be acceptable to Lender in its absolute and sole discretion. If Borrower fails to timely furnish Lender with any of the financial information and reports set forth in this paragraph within the required time periods, Lender shall have the right, acting in its sole discretion, to hire a certified public accounting firm acceptable to Lender, to prepare such financial information and reports, on an audited basis. The costs and expenses of such accounting firm shall be paid by Borrower on demand and, to the extent advanced by Lender become, with interest thereon from the date advanced by Lender at the Default Rate, additional Indebtedness of Borrower secured by the Loan Documents. Additionally, if Borrower fails to timely furnish Lender with any of the financial information and reports set forth in this paragraph within the required time periods, Lender shall be entitled to receive a late charge equal to $500.00 for each date that financial information is not timely furnished to Lender (the "FINANCIAL LATE CHARGE") provided that Borrower shall have a one time right to a five day notice and cure period prior to the enforcement by Lender of any Financial Late Charge. The Financial Late Charge shall be due and payable by Borrower immediately upon receipt by Borrower of an invoice for same from Lender. Until paid, the Financial Late Charge shall bear interest at the Default Rate, and shall be deemed additional Indebtedness of Borrower secured by the Loan Documents. Borrower's failure to provide any of the financial statements, certificates, reports or information (the "REQUIRED RECORDS") required by this Paragraph 10 by the date upon which such Required Record is due, shall be deemed an Event of Default under the Loan, provided that, Lender has given at least five (5) days prior written notice to Borrower of such failure by Borrower to timely submit the applicable Required Record.

         11. HAZARDOUS MATERIALS. Borrower covenants and agrees that it (a) shall not use, generate, store, or allow to be generated, stored or used, any "Hazardous Materials" (hereinafter defined) on the Property, except in the ordinary course of Borrower's business and in accordance with all "Environmental Laws" (hereinafter defined), (b) shall at all times maintain the Property in full compliance with all applicable Environmental Laws, including timely remediating the Property if and when required, and (c) shall use its best efforts to cause compliance by all tenants and sub-tenants on the Property with Borrower's covenants and agreements contained in this Paragraph 11. Borrower shall promptly notify Lender in writing of (i) any investigation, claim or other proceeding by any party caused or threatened in connection with any Hazardous Materials on the Property, or the failure or alleged failure of the Property to comply with any applicable Environmental Laws, or (ii) Borrower's discovery of any condition on or in the vicinity of the Property to fail to comply with applicable Environmental Laws.

         The term "ENVIRONMENTAL LAWS" shall include any present and future federal, state and/or local law, statute, ordinance, code, rule, regulation, license, authorization, decision, order, injunction or decree and/or other governmental directive or requirement, as well as common law, which pertains or relates to health, safety or the environment (including but not limited to, ground or air or water or noise pollution or contamination, and underground or above ground tanks) and shall include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), the Resource Conservation and Recovery Act of 1976, as amended ("RCRA"), and any state or federal lien or superlien or environmental clean-up statutes, and regulations, rules, guidelines, or standards promulgated pursuant thereto all as amended from time to time. The term "HAZARDOUS MATERIALS" shall include any substance, whether solid, liquid or gaseous: (i) which is listed, defined or regulated as a "hazardous substance," "hazardous waste" or "solid waste," or otherwise classified as hazardous or toxic, in or pursuant to any Environmental Laws; or (ii) which is or contains asbestos, radon, any polychlorinated biphenyl, urea formaldehyde foam insulation, explosive or radioactive material, lead paint, or motor fuel or other petroleum hydrocarbons; or (iii) which causes or poses a threat to cause a contamination or nuisance on the Property or any adjacent property or a hazard to the environment or to the health or safety of persons on or about the Property.

         12. REPRESENTATIONS AND COVENANTS.

         (a) If Borrower is a corporation, it represents that it is a corporation duly organized, existing and in good standing under the laws of its state of incorporation, that it is duly qualified and in good standing under the laws of the state where the Land is located, and that the execution and delivery of the Loan Documents and the performance of the obligations thereunder are within Borrower's corporate powers, have been duly authorized by all necessary action of its board of directors, and do not contravene the terms of its articles of incorporation or by-laws.

         (b) If Borrower is a general or limited partnership or a limited liability company, it represents that it is duly formed, organized and existing in the state of its formation, that it is qualified to do business under the laws of the state where the Land is located, and that the execution and delivery of the Loan Documents and the performance of the obligations thereunder do not conflict with any provision of Borrower's partnership agreement or operating agreement, as applicable, and all other certificates and agreements governing Borrower, and have been duly authorized by all necessary action of its partners or members.

         (c) Borrower represents that (i) the execution and delivery of the Loan Documents, the payment of the Indebtedness, and the performance of the Obligations do not violate any law or conflict with any agreement by which Borrower is bound, or any court order by which Borrower is bound, (ii) no consent or approval of any governmental authority or any third party is required for the execution or delivery of the Loan Documents, the payment of Indebtedness, and the performance of the Obligations, and (iii) the Loan Documents are valid and binding agreements, enforceable in accordance with their terms.

         (d) Borrower represents that (i) it is lawfully seized with fee simple title in the estate hereby conveyed; (ii) it has the right to mortgage, convey, assign and grant a first security interest in the Property; (iii) the Property is unencumbered, and Borrower will warrant and defend title to the Property against all claims and demands, subject to easements and restrictions listed in a schedule of exceptions to coverage in the title insurance policy accepted by Lender insuring Lender's interest in the Property; and (iv) it has no operations, assets or activities other than the Property.

         (e) Borrower represents and covenants that (i) all material permits, approvals, and certificates, including certificates of completion and occupancy permits, required by law or regulation have been obtained and are and shall remain in full force and effect; and (ii) the use and occupancy of the Land and all improvements thereon are and shall remain in compliance with all laws.

         (f) Borrower represents that all of the improvements on the Land lie wholly within the boundaries of and building line restrictions relating to the Land and no improvements located on adjoining lands encroach upon the Land so as to effect the value or marketability of the Property, except those which are insured against by the title insurance policy accepted by Lender insuring Lender's interest in the Property.

         (g) Borrower represents that the Property is served by public utilities and services in the surrounding community, including police and fire protection, public transportation, refuse removal, public education, and enforcement of safety codes which are adequate in relation to the premises and location on which the Property is located.

         (h) Borrower represents that the Property is serviced by public water and sewer systems which are adequate in relation of the improvements and location on which the Property is located. All liquid and solid waste disposal, septic and sewer systems located on the Property are in good and safe condition and repair and in compliance with all applicable laws.

         (i) Borrower represents that the Property has parking and other amenities necessary for the operation of the business currently conducted thereon which are adequate in relation to the premises and location on which the Property is located.

         (j) Borrower represents that the Property is a contiguous parcel and a separate tax parcel, and there are no delinquent taxes or other outstanding charges adversely affecting the Property.

         (k) Borrower represents that no action, omission, misrepresentation, negligence, fraud or similar occurrence has taken place on the part of any person that would reasonably be expected to result in the failure or impairment of full and timely coverage under any insurance policies providing coverage for the Property.

         (l) None of Borrower, any Principal, or any other holder of a direct or indirect legal or beneficial interest in Borrower is or will be, held, directly or indirectly, by a "foreign corporation," "foreign partnership," "foreign trust," "foreign estate," "foreign person," "affiliate" of a "foreign person" or a "United States intermediary" of a "foreign person" within the meaning of IRC Sections 897 and 1445, the Foreign Investments in Real Property Tax Act of 1980, the International Foreign Investment Survey Act of 1976, the Agricultural Foreign Investment Disclosure Act of 1978, the regulations promulgated pursuant to such acts or any amendments to such acts.

         (m) None of Borrower or any Principal is insolvent, and there has been no (i) assignment made for the benefit of the creditors of any of them, (ii) appointment of a receiver for any of them or for the properties of any of them, or (iii) any bankruptcy, reorganization, or liquidation proceeding instituted by or against any of them.

         (n) All information in the application for the Loan submitted to Lender (the "Loan Application") and in all financial statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application or in satisfaction of the terms thereof, are accurate, complete and correct in all material respects. There has been no adverse change in the representations made or information heretofore supplied by or on behalf of Borrower or any Principal in connection with the Loan or the Loan Application as to Borrower, any Principal, or the Property. There has been no adverse change in any condition, fact, circumstance or event that would make any such representations or information inaccurate, incomplete or otherwise misleading.

         (o) Except as listed on Exhibit C hereto, there is no litigation, arbitration, or other proceeding or governmental investigation pending or, to Borrower's knowledge, threatened against or relating to Borrower, any Principal, or the Property.

         (p) The proceeds evidenced by the Note will be used by Borrower solely and exclusively for proper business purposes and will not be used for the purchase or carrying of registered equity securities within the purview and operation of any regulation issued by the Board of Governors of the Federal Reserve System or for the purpose of releasing or retiring any indebtedness which was originally incurred for any such purpose.

         (q) Borrower represents and covenants that all Leases of space in the Property existing as of the date hereof are in writing.

         (r) Borrower covenants that Lender shall be allowed to advertise in the various news or financial media that Lender has provided the Loan to Borrower.

         (s) Borrower represents and covenants that it does not have and will not incur any other indebtedness other than (i) the Indebtedness, and (ii) trade payables incurred in the ordinary course of business.

         (t) Borrower represents that Borrower and all Principals have filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Except as set forth in Exhibit C, neither Borrower nor any Principal knows of any basis for any additional assessment in respect to any such taxes and related liabilities for prior years. Borrower confirms that its federal tax identification number is 38-3212115.

         (u) Borrower covenants that if at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note or this Mortgage, or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

         Except as otherwise provided herein, each and all of the representations, covenants and obligations of Borrower shall survive the execution and delivery of the Loan Documents and shall continue in full force and effect until the Indebtedness is paid in full.

         13. LEASE ASSIGNMENT. Borrower acknowledges that, concurrently herewith Borrower is delivering to Lender, as additional security for the repayment of the Loan, an Assignment of Leases and Rents (the "ASSIGNMENT") pursuant to which Borrower has assigned to Lender all of Borrower's right, title and interest in the Leases and the Rents and income from the Premises. All of the provisions of the Assignment are hereby incorporated herein as if fully set forth at length in the text of this Mortgage. Borrower agrees to abide by all of the provisions of the Assignment.

         14. ESTOPPEL CERTIFICATES.

         (a) Borrower shall, within 10 days after Lender's request, furnish Lender with a written statement, duly acknowledged, setting forth the sums secured by the Loan Documents and any right of set-off, counterclaim or other defense which exists against such sums and the Obligations.

         (b) If the Property includes commercial property, Borrower shall deliver to Lender upon request, tenant estoppel certificates from each commercial tenant at the Property in form and substance reasonably satisfactory to Lender provided that Borrower shall not be required to deliver such certificates more frequently than one time in any calendar year.

         15. TRANSFERS OF THE PROPERTY OR OWNERSHIP INTERESTS IN BORROWER; ASSUMPTION; DUE ON SALE/ENCUMBRANCE.

         (a) No Sale/Encumbrance. Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any interest therein any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred except for:
(i) pursuant to Leases of space in the Property to tenants in accordance with the provisions of Paragraph 7; (ii) in connection with a condemnation action or other taking; or (iii) the disposal of personalty that is obsolete or no longer used or useful, so long as such personalty is replaced with similar items of comparable value and utility and in which Lender has a first lien and mortgage.

         (b) Sale/Encumbrance Defined. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property within the meaning of this Paragraph 15 shall be deemed to include, but not limited to the following: (i) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (ii) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (iii) a sale or transfer of the ownership interests of Principal (i.e. Ramco-Gershenson Properties, L.P.) in Borrower that would result in Principal owning directly or indirectly less than 25% of the total ownership interests (including beneficial interests) in Borrower; or (iv) if Principal's General Partner, Ramco-Gershenson Properties Trust, a Maryland real estate investment trust fails to continue to make the day-to-day decisions for Borrower's business or if the Principal's consent is no longer required for all material decisions (for purposes of this Paragraph 15 the foregoing shall be deemed to constitute "control"). Additionally, if the transfer of an ownership interest in or change in control of Borrower prohibited by the foregoing results from the death of a Principal who is an individual and if the transferee or subsequently controlling party, as applicable, has the creditworthiness and management ability which are satisfactory to Lender in its sole and absolute discretion, such transfer or change in control shall be permitted upon the execution of a written assumption agreement containing such terms as Lender may require.

         (c) Assumption. Notwithstanding the foregoing provisions of this Paragraph 15, a sale of the Property and assumption of this Loan (hereinafter, an "ASSUMPTION") in its entirety prohibited by the foregoing may be permitted no more than twice during the term of the Note to any person or entity, subject to Lender's prior written consent, which shall not be unreasonably withheld or delayed, provided that each of the following terms and conditions are satisfied:

         (i) no default has occurred and is then continuing hereunder or under any of the Loan Documents;

         (ii) Borrower gives Lender written notice of the terms of such prospective Assumption not less than sixty (60) days before the date on which such Assumption is scheduled to take place and, concurrently therewith, gives Lender all such information concerning the proposed transferee of the Loan (hereinafter, a "TRANSFEREE") as Lender would reasonably require in evaluating an initial extension of credit to a borrower on a non-recourse basis. Lender shall have the right to approve or disapprove the proposed Transferee. In determining whether to give or withhold its approval of the proposed Transferee, Lender shall consider the Transferee's experience in owning and operating a facility similar to the Property, the Transferee's entity structure, the Transferee's financial strength, the Transferee's general business standing and the Transferee's relationships and experience with contractors, vendors, tenants, lenders and other business entities; provided, however, that notwithstanding Lender's agreement to consider the foregoing factors in determining whether to give or withhold such approval, such approval shall be given or withheld based upon what Lender determines to be commercially reasonable in Lender's sole discretion and, if given, may be given subject to such conditions as Lender may deem appropriate, but no such conditions shall result in an increase in the interest rate or monthly payment under the Note or reduce the term thereof;

         (iii) Borrower shall pay Lender (A) in connection with such proposed Assumption, all reasonable out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees incurred by Lender, plus (B) concurrently with the closing of such

                  Assumption, a nonrefundable assumption fee in an amount equal to 1% of the then outstanding principal balance of the Note at the time of such Assumption;

         (iv) the Transferee assumes and agrees to pay the Indebtedness and perform the Obligations secured hereby subject to Paragraph 11 of the Note, and prior to or concurrently with the closing of such Assumption, the Transferee executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate said assumption and deliver such legal opinions as Lender may reasonably require;

         (v) transferee executes, without any cost or expense to Lender, new financing statements or financing statement amendments and any additional documents reasonably requested by Lender;

         (vi) Borrower delivers to Lender, without any cost or expense to Lender, hazard insurance endorsements or certificates and other similar materials as Lender may deem necessary at the time of the Assumption, all in form and substance satisfactory to Lender, including, without limitation, an endorsement or endorsements to Lender's loan title insurance policy insuring the lien of this Mortgage, extending the effective date of such policy to the date of execution and delivery of the assumption agreement referenced above in subparagraph 15(c)(iv), with no additional exceptions added to such policy, except for items consented to by Lender or permitted under this Mortgage, and insuring that fee simple title to the Property is vested in the Transferee;

         (vii) Borrower executes and delivers to Lender, without any cost or expense to Lender, a release of Lender, its officers, directors, employees and agents, from all claims and liability relating to the transactions evidenced by the other security documents through and including the date of the closing of the Assumption, which agreement shall be in form and substance satisfactory to Lender and shall be binding upon the Transferee;

         (viii) subject to the provisions of Paragraph 11 of the Note, such Assumption is not construed so as to relieve Borrower of any personal liability under the Note or any of the Loan Documents for any act or events occurring or obligations arising prior to or simultaneously with the closing of such Assumption (excluding payment of the principal amount of the Note and interest accrued thereon) and Borrower executes, without any cost or expense to Lender, such documents and agreements as Lender shall reasonably require to evidence and effectuate the ratification of such personal liability;

         (ix) the Transferee or a party associated with the Transferee approved by Lender in its sole discretion shall assume the obligations of the current Guarantors or Indemnitors under their guarantees or indemnity agreements and the Transferee or such party associated with the Transferee if applicable, shall execute, without any cost or expense to Lender, a new guarantee and/or indemnity agreement in form and substance satisfactory to Lender, (in which event Lender shall release the current Guarantors or Indemnitors from all obligations first arising under their guarantees or indemnity agreements after the closing of such Assumption);

         (x) the Transferee shall furnish, if the Transferee is a corporation, partnership or other entity, all appropriate papers evidencing the Transferee's capacity in good standing and the qualification of the signers to execute the assumption of the Obligations, which paper shall include certified copies of all documents relating to the organization and formation of the Transferee and of the entities, if any, which are partners, members or shareholders of the Transferee. The Transferee and such constituent partners, members or shareholders of the Transferee (as the case may be) as Lender shall require, shall be single purpose, bankruptcy remote entities, whose formation documents shall be approved by counsel to Lender. An individual recommended by Transferee and approved by Lender shall serve as an independent director of the Transferee (if the Transferee is a corporation) or the Transferee's corporate general partner or an independent member or in Lender's discretion, manager of Transferee if the Transferee is a limited liability company. The consent of such independent parties shall be required for, among other things, any merger, consolidation, dissolution, bankruptcy or insolvency of such independent party or of the Transferee;

         (xi) the Transferee shall assume the obligations of Borrower under the management agreements, if any, pertaining to the Property; and

         (xii) the Transferee shall furnish an opinion of counsel satisfactory to Lender and its counsel stating that (A) the Transferee's formation documents provide proof for the matters described in subparagraph (x) above, (B) the assets of the Borrower will not be consolidated with the assets of any other entity having an interest in, or affiliation with, the Transferee, in the event of a bankruptcy or insolvency of any such entity, (C) the assumption of the Obligations has been duly authorized, executed and delivered and the Loan Documents are valid, binding and enforceable against the Transferee in accordance with their terms, (D) the Transferee and any entity which is a controlling stockholder, general partner or managing member of the Transferee have been duly organized and are in good standing and in existence, and (E) with respect to such other matters as Lender may request; and

         (xiii) if the Loan has previously been securitized pursuant to Paragraph 43 Lender shall have received evidence in writing from the rating agencies to the effect the proposed transfer will not result in a downgrade, qualification reduction or withdrawal or any rating initially assigned or to be assigned in a Secondary Market Transaction. For purposes hereof, a "Secondary Market Transaction" shall be (i) any sale of this Mortgage, Note and Loan Documents to one or more investors as a whole loan; (ii) a participation of the Note to one or more investors; (iii) any deposit of this Mortgage, Note and Loan Documents with a trust or other entity which may sell certificates or other instruments to investors evidencing an ownership interest in the assets of such trust or other entity, or (iv) any other sale or transfer of the Note or any interest therein to one or more investors.

         (d) Lender's Rights. Except as provided in subparagraph 15(c) above, Lender reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, this Mortgage and the other Loan Documents as so modified by the proposed transferee (such modification shall not increase the amount of the Loan or change the payment terms or interest rate), payment of an assumption fee, and all of Lender's expenses incurred in connection with such transfer, the approval by a rating agency of the proposed transferee, the proposed transferee's continued compliance with the covenants set forth in this Mortgage, including, without limitation, the covenants contained in Paragraph 17, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. All of Lender's out-of-pocket expenses incurred shall be payable by Borrower whether or not Lender consents to the Assumption. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Note immediately due and payable upon Borrower's prohibited sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.

         16. NO ADDITIONAL LIENS. Borrower covenants not to execute any mortgage, security agreement, assignment of leases and rents or other agreement granting a lien (except the liens granted to Lender by the Loan Documents) or, except as set forth in Paragraph 2 above (i.e. Borrower's right to contest such lien), take or fail to take any other action which would result in a lien against the interest of Borrower in the Property without the prior written consent of Lender.

         17. SINGLE ASSET ENTITY. Borrower shall not hold or acquire, directly or indirectly, any ownership interest (legal or equitable) in any real or personal property other than the Property, or become a shareholder of or a member or partner in any entity which acquires any property other than the Property, until such time as the Indebtedness has been fully repaid and all Obligations are satisfied. Borrower's articles of incorporation, partnership agreement or operating agreement, as applicable, limit its purpose to the acquisition, operation and disposition of the Property, and such purposes shall not be amended without the prior written consent of Lender. Borrower covenants:

         (a) To maintain its assets, accounts, books, records, financial statements, stationery, invoices, and checks separate from and not commingled with any of those of any other person or entity;

         (b) To conduct its own business in its own name, pay its own liabilities out of its own funds, allocate fairly and reasonably any overhead for shared employees and office space, and to maintain an arm's length relationship with its affiliates;

         (c) To hold itself out as a separate entity, correct any known misunderstanding regarding its separate identity, maintain adequate capital in light of its contemplated business operations, and observe all organizational formalities;

         (d) Not to guarantee or become obligated for the debts of any other entity or person or hold out its credits as being available to satisfy the obligations of others, including not acquiring obligations or securities of its partners, members or shareholders; and

         (e) Not to pledge its assets for the benefit of any other entity or person or make any loans or advances to any person or entity.

         (f) Not to enter into any contract or agreement with any Principal or any party which is directly or indirectly controlling, controlled by or under common control with Borrower or Principal (an "AFFILIATE"), except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arms-length basis with third parties other than any Principal or Affiliate.

         (g) Borrower will maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations.

         (h) Neither Borrower nor any constituent party of Borrower will seek the dissolution or winding up, in whole or in part, of Borrower, nor will Borrower merge with or be consolidated into any other entity.

         (i) Borrower has and will maintain its assets in such a manner that it will not be costly or difficult to segregate, ascertain or identify its individual assets from those of any constituent party of Borrower, Affiliate, Principal or any other person.

         (j) Borrower shall obtain and maintain in full force and effect, and abide by and satisfy the material terms and conditions of, all material permits, licenses, registrations and other authorizations with or granted by any governmental authorities that may be required from time to time with respect to the performance of its obligations under this Mortgage.

         (k) From and after the date hereof, Borrower shall not own any asset, conduct any business or operate or engage in any business or activity other than ownership and operation of the Property. Borrower has no debts or obligations other than normal accounts payable in the ordinary course of business, this Mortgage, and the Loan it secures. Any other indebtedness or other obligation of Borrower has been paid in full prior to or through application of proceeds from the funding of the Loan.

         18. BORROWER AND LIEN NOT RELEASED. Without affecting the liability of Borrower or any other person liable for the payment of the Indebtedness, and without affecting the lien or charge of this

Mortgage as security for the payment of the Indebtedness, Lender may, from time to time and without notice to any junior lien holder or holder of any right or other interest in and to the Property: (a) release any person so liable, (b) waive or modify any provision of this Mortgage or the other Loan Documents or grant other indulgences, (c) release all or any part of the Property, (d) take additional security for any obligation herein mentioned, (e) subordinate the lien or charge of this Mortgage, (f) consent to the granting of any easement, or
(g) consent to any map or plan of the Property.

         19. UNIFORM COMMERCIAL CODE SECURITY AGREEMENT AND FIXTURE FILING. This Mortgage shall constitute a security agreement and fixture filing pursuant to the Uniform Commercial Code for any of the items specified herein as part of the Property which, under applicable law, may be subject to a security interest pursuant to the Uniform Commercial Code (collectively, the "COLLATERAL"), and Borrower hereby grants Lender a security interest in the Collateral. Any reproduction of this Mortgage or of any other security agreement or financing statement shall be sufficient as a financing statement. In addition, Borrower agrees to execute and deliver to Lender any financing statements, as well as extensions, renewals and amendments thereof, and reproductions of this Mortgage in such form as Lender may require to perfect a security interest with respect to said items. Borrower shall pay all costs of filing such financing statements and any extensions, renewals, amendments and releases thereof, and shall pay all reasonable costs and expenses of any record searches for financing statements Lender may reasonably require. If an Event of Default shall occur, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including without limitation, the right to take possession of the Collateral or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Collateral. Upon request or demand of Lender, Borrower shall, at its expense, assemble the Collateral and make it available to Lender at a convenient place acceptable to Lender. Borrower shall pay to Lender on demand any and all expenses, including legal expenses and attorneys' fees, incurred or paid by Lender in protecting the interest in the Collateral and in enforcing the rights hereunder with respect to the Collateral. Any notice of sale, disposition or other intended action by Lender, with respect to the Collateral, sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower.

         20. EVENTS OF DEFAULT; ACCELERATION OF INDEBTEDNESS; REMEDIES. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" under this Mortgage:

         (a) failure of Borrower to pay, within 5 days of the due date, any of the Indebtedness, including any payment due under the Note; or

         (b) failure of Borrower to strictly comply with Paragraphs 10, 15, 16 and 17 of this Mortgage; or

         (c) a petition under any Chapter of Title 11 of the United States Code or any similar law or regulation is filed by or against Borrower or any Principal (and in the case of an involuntary petition in bankruptcy, such petition is not discharged within 60 days of its filing), or a custodian, receiver or trustee for any of the Property is appointed, or Borrower or any Principal makes an assignment for the benefit of creditors, or any of them are adjudged insolvent by any state or federal court of competent jurisdiction, or an attachment or execution is levied against any of the Property; or

         (d) the occurrence of an "Event of Default" under and as defined in any other Loan Document; or

         (e) Borrower is in default in the payment of any indebtedness (other than the Indebtedness) and such default is declared and is not cured within the time, if any, specified therefor in any agreement governing the same; or

         (f) any statement, report or certificate made or delivered to Lender by Borrower or any Principal is not materially true and complete, or any representation or warranty made or delivered to Lender by Borrower or any Principal is not materially true and correct; or

         (g) seizure or forfeiture of the Property, or any portion thereof, or Borrower's interest therein, resulting from criminal wrongdoing or other unlawful action of Borrower, its affiliates, or any tenant in the Property under any federal, state or local law.

         (h) failure of Borrower, within 30 days after notice and demand, to satisfy each and every Obligation, other than those set forth in the subparagraphs above; provided, however, if such failure to satisfy such Obligation cannot by its nature be cured within 30 days, and if Borrower commences to cure such failure promptly after written notice thereof and thereafter diligently pursues the curing thereof (and then in all events cures such failure within 60 days after the original notice thereof), Borrower shall not be in default hereunder during such period of diligent curing.

         Upon the occurrence of an Event of Default, the Indebtedness, at the option of the Lender, shall become immediately due and payable without notice to Borrower; and Lender shall be entitled to immediately exercise and pursue any or all of the rights and remedies contained in this Mortgage and any other Loan Document or otherwise available at law or in equity. Each remedy provided in the Loan Documents is distinct and cumulative to all other rights or remedies under the Loan Documents or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

         21. ENTITY; FORECLOSURE; REMEDIES. Upon the occurrence of an Event of Default, (a) Borrower, upon demand of Lender, shall forthwith surrender to Lender the actual possession, or to the extent permitted by law, Lender itself, or by such officers or agents as it may appoint, may enter and take possession of all or any part of the Property, and may exclude Borrower and its agents and employees wholly therefrom, and may have joint access with Borrower to the books, papers and accounts of Borrower; and (b) if Borrower shall for any reason fail to surrender or deliver the Property or any part thereof after such demand by Lender, Lender may obtain a judgment or decree conferring on Lender the right to immediate possession or requiring the delivery to Lender of the Property, and Borrower specifically consents to the entry of such judgment or decree. Upon every such entering upon or taking of possession, Lender may hold, store, use, operate, manage and control the Property and conduct the business thereof. Lender shall have no liability for any loss, damage, injury, cost or expense resulting from any action or omission by it or its representatives which was taken or omitted in good faith.

         Upon any foreclosure sale, Lender may bid for and purchase the Property and shall be entitled to apply all or part of the Indebtedness as a credit to the purchase price.

         Upon the occurrence of an Event of Default, then, without notice to or the consent of Borrower, Lender shall be entitled to invoke the power of sale and immediately exercise or pursue or cause to be exercised or pursued any or all of the rights and remedies contained in this Mortgage and in any other Loan Document or otherwise available at law or in equity including the right to do any one or more of the following:

         (1) To enter upon, take possession of and manage the Property for the purpose of collecting the Rents;

         (2) To require Borrower to hold all Rents collected in trust for the benefit of Lender;

         (3) Dispossess by the usual summary proceedings any Tenant defaulting in the payment of Rent to Borrower;

         (4)      Lease the Property or any part thereof;

         (5)      Repair, restore, and improve the Property;

         (6) Apply the Rent after payment of Property expenses as determined by Lender to Borrower's indebtedness under the Loan Documents;

         (7) Sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to the power of sale contained herein or otherwise, at one or more sales, as an entirety or in parcels, at such time and place, upon such terms and after such notice there of as may be required or permitted by law; and

         (8) Apply to any court of competent jurisdiction for specific performance of this Mortgage, an injunction against the violation hereof and/or the appointment of a receiver.

The foregoing remedies shall be cumulative of any other nonjudicial remedies available to Lender under this Mortgage or the other Loan Documents, at law or in equity. Proceeding with a request or receiving a judgment for legal relief shall not be or be deemed to be an election of remedies or bar any available nonjudicial remedy of Lender.

         22. EXPENDITURES AND EXPENSES. Borrower acknowledges and confirms that Lender shall impose certain administrative processing and/or commitment fees in connection with (a) the extension, renewal, modification, amendment and termination of its loans, (b) the release or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance and attornment agreement. In addition, in any civil action to foreclose the lien hereof or otherwise enforce Lender's rights, there shall be allowed and included as additional Indebtedness in the order or judgment for foreclosure and sale or other order all expenditures and expenses which may be paid or incurred by or on behalf of Lender including reasonable attorneys' fees, costs and expenses, receiver's fees, costs and expenses, appraiser's fees, engineers' fees, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimates as to items to be expended after entry of said order or judgment) of procuring all such abstracts of title, title searches and examination, title insurance policies, Torrens' Certificates and similar data and assurances with respect to the title as Lender may deem reasonably necessary either to prosecute such civil action or to evidence to bidders at any sale which may be had pursuant to such order or judgment the true condition of the title to, or the value of, the Property (said expenditures and expenses are hereinafter collectively referred to as the "REIMBURSABLE EXPENSES"). All Reimbursable Expenses, and such costs, expenses and fees as may be incurred by Lender at any time or times hereafter in the protection of the Property, in enforcing the Obligations, and/or the maintenance of the lien established by any of the Loan Documents, including accountants' and reasonable attorneys' fees, costs and expenses in any advice, litigation, or proceeding affecting the Loan Documents or the Property, whether instituted by Lender, Borrower or any other party, or in preparation for the commencement or defense of any action or proceeding or threatened action or proceeding, shall be immediately due and payable to Lender by Borrower, with interest thereon at the Default Rate set forth in the Note, and shall be secured by the Loan Documents. In addition, Borrower shall be liable for the payment of all commissions and brokerage fees relating to the Loan.

         23. APPLICATION OF PROCEEDS OF FORECLOSURE SALE. The proceeds of any foreclosure sale of the Property shall be distributed and applied in the order of priority set forth in the Note with the excess, if any, being applied to any parties entitled thereto as their rights may appear.

         24. APPOINTMENT OF RECEIVER OR MORTGAGEE IN POSSESSION. If an Event of Default is continuing or if Lender shall have accelerated the Indebtedness, Lender, upon application to a court of competent jurisdiction, shall be entitled as a matter of strict right, without notice, and without regard to the occupancy or value of any security for the Indebtedness, without any showing of fraud or mismanagement on the part of Borrower or the insolvency of any party bound for its payment, to the appointment of a receiver or the immediate appointment of Lender to take possession of and to operate the Property, and to collect and apply the rents, issues, profits and revenues thereof.

         25. FORBEARANCE BY LENDER NOT A WAIVER. Any forbearance by Lender in exercising any right or remedy under any of the Loan Documents, or otherwise afforded by applicable law, shall not be a waiver of or preclude the exercise of any right or remedy. Lender's acceptance of payment of any sum secured by any of the Loan Documents after the due date of such payment shall not be a waiver of Lender's right to either require prompt payment when due of all other sums so secured or to declare a default for failure to make prompt payment. The procurement of insurance or the payment of taxes or other liens or charges by Lender shall not be a waiver of Lender's right to accelerate the maturity of the Indebtedness, nor shall Lender's receipt of any awards, proceeds or damages under Paragraph 5 hereof operate to cure or waive Borrower's default in payment or sums secured by any of the Loan Documents. With respect to all Loan Documents, only waivers made in writing by Lender shall be effective against Lender.

         26. WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby waives the right to assert any statute of limitations as a bar to the enforcement of the lien created by any of the Loan Documents or to any action brought to enforce the Note or any other obligation secured by any of the Loan Documents.

         27. WAIVER OF HOMESTEAD AND REDEMPTION. Borrower hereby waives all rights of homestead exemption in the Property. Borrower hereby waives all right of redemption on behalf of Borrower and on behalf of all other persons acquiring any interest or title in the Property subsequent to the date of this Mortgage, except decree or judgment creditors of Borrower.

         28. JURY TRIAL WAIVER. BORROWER AND LENDER BY ITS ACCEPTANCE OF THIS MORTGAGE, EACH HEREBY WAIVES ITS RESPECTIVE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, OR RELATED TO, THE SUBJECT MATTER OF THE LOAN DOCUMENTS AND THE BUSINESS RELATIONSHIP THAT IS BEING ESTABLISHED. THIS WAIVER IS KNOWINGLY, INTENTIONALLY AND VOLUNTARILY MADE BY BORROWER AND BY LENDER, AND BORROWER ACKNOWLEDGES THAT NEITHER LENDER NOR ANY PERSON ACTING ON BEHALF OF LENDER HAS MADE ANY REPRESENTATIONS OF FACT TO INDUCE THIS WAIVER OF TRIAL BY JURY OR HAS TAKEN ANY ACTIONS WHICH IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. BORROWER AND LENDER ACKNOWLEDGE THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT BORROWER AND LENDER HAVE ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THE LOAN DOCUMENTS AND THAT EACH OF THEM WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER AND LENDER FURTHER ACKNOWLEDGE THAT THEY HAVE BEEN REPRESENTED (OR HAVE HAD THE OPPORTUNITY TO BE REPRESENTED) IN THE SIGNING OF THE LOAN DOCUMENTS AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL.

         29. INDEMNIFICATION. In addition to any other indemnifications provided in any of the other Loan Documents, Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and save harmless Lender or any person or entity who is or will have been involved in the servicing of this Loan, as well as the respective affiliates, subsidiaries, persons controlling or under common control, directors, officers, shareholders, members, partners, employees, agents, servants, representatives, contractors, subcontractors, participants, successors and assigns of any and all of the foregoing (collectively, the "INDEMNIFIED PARTIES"), from and against all liabilities, obligations, claims, demands, damages, penalties, causes of action, losses, fines, costs and expenses (including without limitation reasonable attorneys' fees and expenses), imposed upon or incurred by or asserted against any of the Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Mortgage, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Indebtedness, the Note, this Mortgage or any other Loan Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Mortgage or the Note or any other Loan Documents, whether or not suit is filed in connection with same, or in connection with Borrower or any Principal becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(e) any failure on the part of Borrower to perform or comply with any of the terms of this Mortgage; (f) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (g) any failure of the Property to comply with any laws or ordinances affecting or which may be interpreted to affect the Property; or (h) any representation or warranty made in the Note, this Mortgage or the other Loan Documents being false or misleading in any respect as of the date such representation or warranty was made. The obligations and liabilities of Borrower under this Paragraph 29 (A) shall survive for a period of one (1) year following any release of this Mortgage executed by Lender and satisfaction of the Loan evidenced by the Loan Documents, and (B) shall survive the transfer or assignment of this Mortgage, the entry of a judgment of foreclosure, sale of the Property by nonjudicial foreclosure sale, or delivery of a deed in lieu of foreclosure (including, without limitation, any transfer by Borrower of any of its rights, title and interest in and to the Property to any party, whether or not affiliated with Borrower); provided, however, that any act or omission pursuant to subparagrahs (a) through (h) above was taken or occurred prior to the payment in full of the Indebtedness. Notwithstanding the foregoing, Borrower shall not be liable to Lender under the foregoing indemnity for damages or injuries which result from or are caused by the intentional misconduct or gross negligence of Lender.

         30. DUTY TO DEFEND. Upon written request by an Indemnified Party, Borrower shall defend such Indemnified Party (if requested by an Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of the Indemnified Parties, their attorneys shall control the resolution of the claim or proceeding. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, and other professionals in connection therewith. Any amounts payable to any of the Indemnified Parties by reason of the application of Paragraph 29 or this Paragraph shall be secured by this Mortgage and shall become immediately due and payable and shall bear interest at the Default Rate specified in the Note from the date loss or damage is sustained by any of the Indemnified Parties until paid.

         31. ERISA. Borrower covenants and agrees that during the term of the Loan, unless Lender shall have previously consented in writing, (a) Borrower will take no action that would cause it to become an "employee benefit plan" as defined in 29 C.F.R. Section 2510.3-101, or "assets of a governmental plan" subject to regulation under the state statutes, and (b) Borrower will not sell, assign or transfer the Property, or any portion thereof or interest therein, to any transferee that does not execute and deliver to Lender its written assumption of the obligations of this covenant. Borrower further covenants and agrees to protect, defend, indemnify and hold Lender harmless from and against all loss, cost, damage and expense (including without limitation, all attorneys' fees and excise taxes, costs of correcting any prohibited transaction or obtaining an appropriate exemption) that Lender may incur as a result of Borrower's breach of this covenant. This covenant and indemnity shall survive the extinguishment of the lien of this Mortgage by foreclosure or action in lieu thereof; furthermore, the foregoing indemnity shall supersede any limitations on Borrower's liability under any of the Loan Documents.

         32. NO ORAL CHANGE. This Mortgage may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         33. NOTICE. Except for any notice required under applicable law to be given in another manner, (a) any notice to Borrower provided for in the Loan Documents shall be given by mailing such notice by Federal Express or any other overnight carrier addressed to Borrower at Borrower's address stated above or at such other address as Borrower may designate by notice to Lender as provided herein, and (b) any notice to Lender shall be given by Federal Express or any other overnight carrier to

Lender's address stated above or to such other address as Lender may designate by notice to Borrower as provided herein. Any notice provided for in the Loan Documents shall be deemed to have been given to Borrower or Lender on the first business day following such mailing in the manner designated herein.

         34. SUCCESSORS AND ASSIGNS BOUND; JOINT AND SEVERAL LIABILITY; AGENTS; CAPTIONS. The covenants and agreements contained in the Loan Documents shall bind, and the rights thereunder shall inure to, the respective successors and assigns of Lender and Borrower, subject to the provisions of Paragraph 15 hereof. All covenants and agreements of Borrower shall be joint and several. In exercising any rights under the Loan Documents or taking any actions provided for therein, Lender may act through its employees, agents, or independent contractors as authorized by Lender. The captions and headings of the paragraphs of this Mortgage are for convenience only and are not to be used to interpret or define the provisions hereof.

         35. GOVERNING LAW; SEVERABILITY. THIS MORTGAGE SHALL BE GOVERNED BY, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED, WITHOUT REGARD TO ANY CONFLICT OF LAWS PRINCIPLES OF SUCH STATE. IF ANY PROVISION OF THE LOAN DOCUMENTS CONFLICTS WITH APPLICABLE LAW, SUCH CONFLICT SHALL NOT AFFECT OTHER PROVISIONS OF THE LOAN DOCUMENTS WHICH CAN BE GIVEN EFFECT WITHOUT THE CONFLICTING PROVISIONS, AND TO THIS END THE PROVISIONS OF THE LOAN DOCUMENTS ARE DECLARED TO BE SEVERABLE.

         36. RELEASE. Upon payment of all sums secured by this Mortgage, Lender shall release this Mortgage. Borrower shall pay Lender's reasonable costs incurred in releasing this Mortgage and any financing statements related hereto.

         37. COVENANTS RUNNING WITH THE LAND. All covenants, conditions, warranties, representations and other obligations contained in this Mortgage and the other Loan Documents are intended by Borrower and Lender to be, and shall be construed as, covenants running with the Property until the lien of this Mortgage has been fully released by Lender.

         38. TERMS. As used in the Loan Documents, (i) "business day" means a day when banks are not required or authorized to be closed in Chicago, Illinois; and (ii) the words "include" and "including" shall mean "including but not limited to" unless specifically set forth to the contrary.

         39. LOSS OF NOTE. Upon notice from Lender of the loss, theft, or destruction of the Note and upon receipt of indemnity reasonably satisfactory to Borrower from Lender, or in the case of mutilation of the Note, upon surrender of the mutilated Note, Borrower shall make and deliver a new note of like tenor in lieu of the then to be superseded Note.

         40. CHANGES IN THE LAWS REGARDING TAXATION. If any law is amended, enacted or adopted after the date of this Mortgage which deducts the Indebtedness from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Indebtedness of Lender's interest in the Property, Borrower will pay such tax, with interest and penalties thereon, if any. In the event Lender is advised by counsel chosen by it that the payment of such tax or interest and penalties by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then in any such event, Lender shall have the option, by written notice of not less than forty-five (45) days, to declare the Indebtedness immediately due and payable.

         41. EXCULPATION. This Mortgage and other Loan Documents and all of Borrower's obligations hereunder and thereunder are subject to the provisions of Paragraph 11 of the Note entitled Exculpation. All of the provisions of the Note, including Paragraph 11, are incorporated herein by this reference.

         42. DISCLOSURE OF INFORMATION. Lender shall have the right (but shall be under no obligation) to make available to any party for the purpose of granting participation in or selling, transferring, assigning or conveying all or any part of the Loan (including any governmental agency or authority and any prospective bidder at any foreclosure sale of the Property) any and all information which Lender may have with respect to the Property and Borrower, whether provided by Borrower, any Principal or any third party or obtained as a result of any environmental assessments. Borrower and each Principal agree that Lender shall have no liability whatsoever as a result of delivering any such information to any third party, and Borrower and each Principal, on behalf of themselves and their successors and assigns, hereby release and discharge Lender from any and all liability, claims, damages, or causes of action, arising out of, connected with or incidental to the delivery of any such information to any third party.

         43. SALE OF LOAN; SECURITIZATION. Lender, at any time and without the consent of Borrower or any Principal, may grant participation in or sell, transfer, assign and convey all or any portion of its right, title and interest in and to the Loan, the servicing of the Loan, this Mortgage and the other Loan Documents, any guaranties given in connection with the Loan and any collateral given to secure the Loan. Borrower covenants to cooperate with Lender's efforts in the securitization of the Loan; such cooperation includes Borrower's obligation to (a) make non-material modifications of the Loan Documents (such modifications shall not increase the amount of the Indebtedness or change the payment terms or interest rate), (b) provide additional information regarding Borrower's financial statements, (c) deliver updated information regarding Borrower and the Property, and (d) review Lender's securitization offering materials to the extent such materials relate to Borrower, the Property or the Loan and (e) respond to any inquiries of Lender or other party relating thereto. Borrower agrees to represent and warrant the absence of misstatements and/or omissions in the information relating to Borrower, the Property and the Loan that is contained in the offering materials and which has been furnished to Lender by Borrower or approved by Borrower. Borrower shall not be liable for Lender's post-closing costs incurred pursuant to any securitization of the Loan by Lender.

         44. CONSTRUCTION OF OUTLOT PARCEL. Borrower has informed Lender that it plans to enter into a ground lease with a proposed tenant (the "GROUND LEASE TENANT") under which ground lease the Ground Lease Tenant shall be required to construct a restaurant and related amenities on a portion of the Property (the "OUTLOT PROJECT"). Lender will permit the development of the Outlot Project, upon satisfaction of each of the following conditions precedent:

         (a) Borrower shall provide Lender, as additional security for the Loan, with either (i) an unconditional, irrevocable letter of credit, satisfactory to Lender in its sole discretion from an issuer with a claims payment rating of AA or better from Standard & Poors Ratings Group (the "LETTER OF CREDIT"), or
                  (ii) good funds to be held by Lender or its agent in escrow, in an amount equal to $432,000 (seven (7) annual payments of rent to be paid by Ground Lease Tenant to Borrower),

         (b) no Event of Default shall have occurred under the Loan Documents and be continuing;

         (c) The Outlot Project shall be completed within eighteen (18) months from the date of the this Mortgage;

         (d) The Outlot Project shall be acceptable to Lender in all respects, including without limitation, the following:

                  (i) There has been no material adverse change in or to the financial or credit position of the proposed Ground Lease Tenant;

                  (ii) The ground lease shall be executed by Ground Lease Tenant in substantially the same form as submitted to Lender prior to the date hereof;

                  (iii) To the extent Borrower has approval rights, all plans and specifications, construction contract and the general contractor shall be acceptable to Lender in all respects, and Lender shall approve such plans and specifications, construction contract and general contractor prior to construction; and

                  (iv) the Property, after giving effect to the construction of the Outlot Project, will (and evidence thereof shall be provided to Lender) (1) comply with all zoning ordinances, including without limitation those related to parking, lot size and density, or a variance with respect thereto shall have been obtained, and (2) comply with all subdivision ordinances and regulations.

         (e) Borrower shall pay Lender's reasonable costs and expenses (including, without limitation, Lender's attorney's fees and costs) incurred in connection with Lender's review and approval of the Outlot Project;

         (f) Borrower shall deliver to Lender evidence of hazard and liability insurance, and other items of due diligence with respect to the Outlot Project as Lender shall require;

         (g) Borrower shall comply with any terms and conditions as any Rating Agencies shall require in connection with such development provided that those requirements do not effect the economic terms of the Loan;

         (h) Borrower shall deliver or take, as the case may be, any other items or actions reasonably requested by Lender or Lender's counsel; and

         (i) Lender shall be entitled, pursuant to the provisions of this Mortgage, to make inspections of the Outlot Project from time to time.

Borrower shall cause the completion of the construction thereof in the time frames provided in the materials submitted to Lender, and according to the plans and specifications submitted to Lender. Such construction shall be in compliance with all building codes, shall not have a material, adverse impact on any of the tenants on the Property, shall not result or give rise to a default under or the termination of any Leases, and shall be free of any liens. Upon completion of construction, Borrower shall deliver to Lender (i) an as-built survey of the Property showing such completed construction, (ii) an endorsement to the title policy delivered to Lender in connection with the Loan, updated through the completion of construction and free of any exceptions not acceptable to Lender,
(iii) any UCC and lien searches requested by Lender, (iv) copies of certificates of occupancy for the completed construction, and (v) evidence that the Ground Lease Tenant is in physical and economic occupancy under the terms of its lease. Upon Lender's receipt of satisfactory evidence of the immediately preceding items (i) through (v) (the "EVIDENCE OF COMPLETION"), Lender shall release the Letter of Credit as additional security for the Loan.

In the event that Lender shall at any time determine that Borrower or the Ground Lease Tenant has abandoned the Outlot Project prior to physical and economic occupancy by the Ground Lease Tenant, or is unable to provide satisfactory evidence to Lender of the Evidence of Completion within eighteen (18) months from the date of this Mortgage, Lender shall have the right to draw down on the Letter of Credit and apply such funds to the payment of the Indebtedness and Borrower shall be required to pay the Yield Maintenance Amount as set forth in Paragraph 3.2 of the Note. Provided that there is not then in existence any Event of Default under the Note or Mortgage, Lender shall give written notice to Borrower at least five (5) Business Days prior to Lender drawing on the Letter of Credit.

         45. CASH MANAGEMENT ARRANGEMENTS. As of the date of Closing, Cash Management Arrangements have been established that, while not funded at Closing, upon the occurrence of a monetary Event of Default by Borrower will provide for the collection and deposit of all receipts with respect to the Property into a separate "LOCKBOX" account (to be established in Borrower's name but under the Lender's control) with a bank acceptable to the Lender (the "CLEARING BANK"), through which all of those receipts will be cleared. After a monetary Event of Default, Borrower will be required to notify each tenant and account debtor to remit (or wire directly) all amounts due directly to a Clearing Bank lock box and all receipts will be deposited into and cleared through that lockbox account. All direct receipts by Borrower will be required to be deposited into the lockbox account within one Business Day. As they are cleared, receipts will be transferred by the Clearing Bank to a "CASH COLLATERAL ACCOUNT" established by and under Lender's control at a bank of its choice (the "DEPOSIT BANK"), which will allocate those funds into separate accounts established for each of the various payments and reserves required under the Loan.

         46. ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect their respective interests in the Property. Lender, at its option, shall be subrogated to the lien of any mortgage or other security instrument discharged in whole or in party by the Indebtedness, and any such subrogation rights shall constitute additional security for the payment of the Indebtedness.

         47. NO THIRD PARTY BENEFICIARIES. The provisions of this Mortgage and the other Loan Documents are for the benefit of Borrower and Lender and shall not inure to the benefit of any third party (other than any successor or assignee of Lender). This Mortgage and the other Loan Documents shall not be construed as creating any rights, claims or causes of action against Lender or any of its officers, directors, agents or employees in favor of any party other than Borrower including but not limited to any claims to any sums held in the Replacement Reserve or the TI and Leasing Reserve.

         48. EXHIBITS AND RIDERS. The following Exhibits and Riders (which may contain additional representations, warranties, and covenants) are attached to this Mortgage and hereby made a part of this Mortgage: Exhibit A (legal description for Land) Exhibit B (definition of Personal Property), and Exhibit C (pending and threatened litigation).

         49. COUNTERPARTS. This Mortgage may be executed in any number of counterparts each of which shall be deemed to be an original but all of which when taken together shall constitute one agreement.

                                     PART II
                           SPECIAL MICHIGAN PROVISIONS

         50. INCONSISTENCIES. In the event of any inconsistencies between the terms and conditions of Part I and Part II of this Mortgage, the terms of Part II shall control and be binding.

         51. WASTE. Borrower's failure to pay taxes and/or assessments assessed against the Premises, or any installment thereof, or any insurance premium upon policies covering the Premises or any part thereof, shall constitute waste (although the meaning of the term "waste" shall not necessarily be limited to the non-payment of those items), as provided by Act No. 236 of the Public Acts of Michigan of 1961, as amended, and shall entitle Lender to all remedies provided therein. Borrower further agrees to and does hereby consent to the appointment of a receiver under that statute, in the event that Lender elects to seek a receiver thereunder.

         52. POWER OF SALE. THIS MORTGAGE CONTAINS A POWER OF SALE AND, UPON
THE OCCURRENCE OF AN EVENT OF DEFAULT HEREUNDER, MAY BE FORECLOSED BY ADVERTISEMENT UNDER THE PROVISIONS OF MCLA 600.3201 (OR ANY SUCCESSOR PROVISION). IN SUCH A FORECLOSURE BY ADVERTISEMENT, NO HEARING IS INVOLVED AND THE ONLY NOTICE REQUIRED IS PUBLICATION OF A FORECLOSURE NOTICE IN A LOCAL NEWSPAPER AND POSTING OF A COPY OF THE NOTICE UPON THE PROPERTY. IF THIS MORTGAGE IS FORECLOSED BY SUCH A SALE BY ADVERTISEMENT, BORROWER HEREBY VOLUNTARILY, INTELLIGENTLY AND KNOWINGLY WAIVES ALL RIGHTS UNDER THE CONSTITUTION AND THE LAWS OF THE STATE OF MICHIGAN AND THE CONSTITUTION AND LAWS OF THE UNITED STATES OF AMERICA IN CONNECTION WITH SAID FORECLOSURE BY ADVERTISEMENT TO (A) ANY NOTICE OF SALE, (B) A HEARING PRIOR TO SALE, EXCEPT AS

SET FORTH IN FORESAID STATUTE, OR (C) ANY OTHER RIGHT BORROWER MIGHT OTHERWISE HAVE TO REQUIRE A JUDICIAL FORECLOSURE.

         53. ASSIGNMENT OF RENTS AND LEASES. The following provisions supplement the provisions of this Mortgage with respect to the Assignment of Leases and
Rents:

         (a) Included Rights and Property. The Property includes (without limitation upon the description of the Property in the foregoing provisions of this Mortgage) (i) all rents, issues, profits, income, proceeds and security deposits (in accordance with Act No. 210 of the Michigan Public Acts of 1953 as amended by Act No. 151 of the Michigan Public Acts of 1966 [MCLA 554.231 et seq.] and to the extent applicable Act No. 228 of the Michigan Public Acts of 1925 [MCLA 554.211 et seq.], and (ii) all or any part of the oil and gas located in, on or under oil and gas properties, and all or any of the rents and profits from oil and gas properties, and the income from the sales of oil and gas produced or to be produced form oil and gas properties (in accordance with Act No. 66 of the Michigan Public Acs of 1956 [MCLA 565.81 et seq.]).

         (b) Lender's Rights. Lender shall be entitled to all the rights and remedies conferred by (MCLA 554.231, et seq.), (MCLA 554.211, et seq.) to the extent applicable, and (MCLA 554.81, et seq.).

         (c) Notice of Absolute Assignment. BORROWER ACKNOWLEDGES AND AGREES THAT THE ASSIGNMENT OF RENTS TO LENDER UNDER THIS MORTGAGE IS AND IS INTENDED TO BE AN ABSOLUTE PRESENT ASSIGNMENT OF RENTS PURSUANT TO MCLA 554.231 ET SEQ., MCLA 565.81 ET SEQ, AND TO THE EXTENT APPLICABLE MCLA 554.211 ET SEQ. As such, upon the occurrence of an Event of Default and without any action by Lender, Borrower shall have no further right to collect or otherwise receive such Rents, which will be the absolute and sole property of Lender pursuant to those statutes.

         (d) Waiver of Notice of Exercise of Assignment of Rents. BORROWER HEREBY WAIVES ANY RIGHT TO NOTICE OF ASSIGNMENT OF RENTS, OTHER THAN SUCH NOTICE AS MAY BE PROVIDED IN ACT 210 OF THE PUBLIC ACTS OF MICHIGAN OF 1953 AND ACT 66 OF THE PUBLIC ACTS OF MICHIGAN OF 1956, EACH AS AMENDED OR SUPERSEDED, AND WAIVES ANY RIGHT TO ANY HEARING, JUDICIAL OR OTHERWISE, PRIOR TO LENDER'S EXERCISE OF ITS RIGHTS UNDER THIS MORTGAGE AND/OR THE ASSIGNMENT WITH RESPECT TO THE ASSIGNMENT OF RENTS GRANTED TO LENDER HEREUNDER OR UNDER THE SEPARATE ASSIGNMENT OF RENTS AND LEASES GRANTED TO LENDER IN CONNECTION WITH THIS MORTGAGE.

         54. RIGHT TO DEEM ALL OF PROPERTY AS REAL PROPERTY. IN ANY SALE OF THE PROPERTY MADE PURSUANT TO THIS MORTGAGE, LENDER, TO THE EXTENT PERMITTED BY APPLICABLE LAW, MAY ELECT TO DEEM ALL OF THE PROPERTY TO BE REAL PROPERTY FOR PURPOSES THEREOF.

         55. FUTURE ADVANCE MORTGAGE. This Mortgage is a "Future Advance Mortgage" under MCLA 565.901 et seq. All future advances under the Note, this Mortgage and the other Loan Documents shall have the same priority as if the future advance was made on the date that this Mortgage was recorded. Notice is hereby given that the Indebtedness secured hereby may increase as a result of defaults hereunder by Borrower, which may include (but are not limited to) unpaid interest or late charges, unpaid taxes, assessments or insurance premiums which Lender elects to advance, defaults under Leases that Lender elects to cure, attorney fees or costs incurred in enforcing the Loan Documents, or other expenses incurred by Lender in protecting the Property, the security of this Mortgage or Lender's rights and interests. The unpaid Indebtedness (inclusive of all such future advances), together with all accrued but unpaid interest thereon as provided in the Note and this Mortgage, will be paid on the Maturity Date of the Note (if not required to be paid prior to that time by any other provisions of the Note, this Mortgage and/or the other Loan Documents).

         56. POSSESSION. In connection with Lender's right to possession of the Property, Borrower acknowledges that it has been advised that there is a significant body of law in Michigan which purportedly provides that in the absence of a showing of waste of a character sufficient to endanger the value of the Property (or of other special factors) a person in the role of Borrower is entitled to remain in possession of the Property and to enjoy the earnings, revenues, rents, issues, profits and income of the

Property during the pendency of foreclosure proceedings and until the expiration of the redemption period, notwithstanding that the Mortgage expressly provides to the contrary. Borrower further acknowledges that it has been advised that Lender considers that the value of the security granted hereby is inextricably intertwined with the effectiveness of the management, maintenance and general operation of the Property and that Lender would not make the loan secured hereby unless it could be assured that it would have the right to take possession of the Property and manage or control management thereof and enjoy the earnings, revenues, rents, issues, profits and income of the Property therefrom immediately upon an Event of Default notwithstanding that foreclosure proceedings may not have been instituted or are pending or that the redemption period, if any, may not have expired. Borrower hereby knowingly, intelligently and voluntarily waives all rights to possession of the Property from and after the occurrence of an Event of Default and upon demand for possession by Lender Borrower agrees not to assert any objection or defense to Lender's request or to petition to a court for possession, and hereby conferred to the appointment of a receiver for the Property. The rights hereby conferred upon Lender have been agreed upon prior to the occurrence of an Event of Default and the exercise by Lender of these rights shall not be deemed to put Lender in the status of a "Lender in possession". Borrower acknowledges that this provision is material to this transaction and that Lender would not make the loan secured hereby but for this paragraph.

         IN WITNESS WHEREOF, Borrower has executed this Mortgage or has caused the same to be executed by its representatives thereunto duly authorized.

WITNESSED:                                BORROWER:

                                          RAMCO MADISON CENTER LLC, a Michigan
                                          limited liability company by its sole
                                          Member, Ramco-Gershenson Properties,
                                          L.P., a Delaware limited partnership

_____________________________             By: __________________________________
                                          Dennis Gershenson, President of and on
                                          behalf of Ramco-Gershenson Properties
                                          Trust, a Maryland real estate
                                          investment trust, General Partner
_____________________________

STATE OF MICHIGAN                  }ss
COUNTY OF OAKLAND

The foregoing instrument was acknowledged before me this March __, 2001, by Dennis Gershenson, President of and on behalf of Ramco-Gershenson Properties Trust, a Maryland real estate investment trust, the general partner of Ramco-Gershenson Properties, L.P., a Delaware limited partnership, the sole Member of Ramco Madison Center LLC, a Michigan limited liability company.

                                   _____________________________________________
                                      Notary Public, Oakland County, Michigan
                                      My Commission Expires: __________________

                                    EXHIBIT A

                                LEGAL DESCRIPTION
PARCEL 1A:

A parcel of land in the Southeast 1/4 of Section 11, Town 1 North, Range 11 East, City of Madison Heights, Oakland County, Michigan, being more particularly described as: Beginning at a point on the South line of Section 11, and the centerline of Twelve Mile Road (120 feet wide) due West 253.00 feet from the Southeast corner of Section 11, Town 1 North, Range 11 East, thence continuing along said South line, due West 90.00 feet; thence North 00(Degree) 17' 36" East, 241.00 feet; thence due West 275.00 feet; thence South 00(Degree) 17' 36" West, 241.00 feet to the South line of Section 11; thence along said South line due West 24.66 feet; thence North 00(Degree) 27' 12" East, 1720.04 feet; thence North 85(Degree) 41' 15" East, 639.90 feet to the East line of Section 11 and the centerline of John R Road (106 feet wide); thence along said line South 00(Degree) 17' 36" West, 863.29 feet; thence due West 310.00 feet; thence South 00(Degree) 17' 36" West, 90.00 feet; thence due East, 310.00 feet to said East line; thence South 00(Degree) 17' 36" West, 474.82 feet; thence due West 253.00 feet; thence South 00(Degree) 17' 36" West, 340.00 feet to the Point of Beginning, EXCEPT the Northerly portion thereof deeded to the County of Oakland and described as follows: Commencing at the Southeast corner of Section 11, Town 1 North, Range 11 East; thence due West along the South line of Section 11, a distance of 642.66 feet; thence North 00(Degree) 27' 12" East, 1477.81 feet to the Point of Beginning of this exception; thence North 00(Degree) 27' 12" East,
242.23 feet; thence North 85(Degree) 41' 15" East, 639.90 feet to the East line of Section 11 and the center line of John R Road (106 feet wide); thence along said line South 00(Degree) 17' 36" West, 247.34 feet; thence South 86(Degree) 08' 54" West, 640.19 feet to the Point of Beginning of this exception.

PARCEL 1B:

A parcel of land in the Southeast 1/4 of Section 11, Town 1 North, Range 11 East, City of Madison Heights, Oakland County, Michigan, being more particularly described as: Beginning at the Southeast corner of Section 11, Town 1 North, Range 11 East; thence due West along the South line of Section 11, and the centerline of Twelve Mile Road (120 feet wide), 253.00 feet; thence North 00(Degree) 17' 36" East, 340.00 feet; thence due East 253.00 feet to the East line of Section 11; thence South 00(Degree) 17' 36" West, along the said East line and the centerline of John R Road (120 feet wide), 340.00 feet to the Point of Beginning.

THE ABOVE PARCELS 1A AND 1B ARE ALSO DESCRIBED AS FOLLOWS:

Part of the Southeast 1/4 of Section 11, Town 1 North, Range 11 East, beginning at the Southeast Section corner; thence West 642.66 feet; thence North 00(Degree) 27' 12" East, 1477.81 feet; thence North 83(Degree) 57' 31" East,
640.01 feet; thence South 00(Degree) 17' 36" West, 615.95 feet; thence due West 310 feet; thence South 00(Degree) 17' 36" West, 90 feet; thence East 310 feet; thence South 00(Degree) 17' 36" West, 814.82 feet to beginning. EXCEPT beginning at a point distant West 343 feet from the Southeast corner; thence West 275 feet; thence North 00(Degree) 17' 36" East, 241 feet; thence East 275 feet; thence South 00(Degree) 17' 36" West, 241 to beginning.

PARCEL 2:

Part of the Southeast 1/4 of the Southeast 1/4 of Section 11, Town 1 North, Range 11 East, City of Madison Heights, Oakland County, Michigan, more particularly described as follows: Beginning at a point distant North 00(Degree) 35' 59" East, 814.82 feet from the Southeast corner; thence West 310.00 feet; thence North 00(Degree) 35' 59" East, 90.00 feet; thence East 310.00 feet; thence South 00(Degree) 35' 59" West, 90.00 feet to beginning.

TOGETHER WITH an appurtenant easement for parking purposes as set forth in that Cross Easement and Reciprocal Parking Agreement recorded in the Oakland County Register of Deeds on August 14, 1987 at Liber 10063 Page 857.

                                    EXHIBIT B

                              THE PERSONAL PROPERTY

         As used herein, the following items, to the extent owned by the Borrower, are referred to as the "PERSONAL PROPERTY":

         (a) All apparatus, machinery, devices, fixtures, communication devices, systems and equipment, fittings, appurtenances, equipment, appliances, furniture, furnishings, appointments, accessories, landscaping, plants and all other items of personal property located at the Land Improvements (as defined in the Mortgage to which this Exhibit B is attached) (collectively the "PROPERTY") or used in the operation or maintenance of the Property or any business or operation conducted thereon. All fixtures and equipment now or hereafter installed for use in the operation of the buildings, structures and improvements now or hereafter on the Property, including but not limited to, all lighting, heating, cooling, ventilating, air-conditioning, plumbing, sprinkling, incinerating, refrigerating, air-cooling, lifting, fire extinguishing, cleaning, entertaining, security, communicating and electrical and power systems, and the machinery, appliances, fixtures and equipment pertaining thereto, all awnings, ovens, stoves, refrigerators, dishwashers, disposals, carpeting, switchboards, engines, motors, tanks, pumps, screens, storm doors and windows, shades, floor coverings, ranges, washers, dryers, cabinets, furniture, partitions, conduits, ducts and compressors, and all elevators and escalators and the machinery and appliances, fixtures and equipment pertaining thereto, other than any such items that are owned by tenants of all or any portion of the Property;

         (b) Any and all revenues, receivables and income now owned or hereafter acquired and arising from or out of the Property and/or the businesses and operations conducted thereon;

         (c) Any and all other personal property of any kind, nature or description, whether tangible or intangible, (including without limitation, any and all goods, accounts, contract rights, franchises, licenses, permits, chattel paper, money, documents, instruments and general intangibles) of Borrower arising from, relating to or used in connection with the operation or maintenance of the Property, whether now owned or hereafter acquired, or in which Borrower now has or shall hereafter acquire any right, title or interest whatsoever (whether by bill of sale, lease, conditional sales contract, or other title retention document or otherwise);

         (d) All awards or payments, including interest thereon, that may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain or condemnation (including, without limitation, any transfer made in lieu of or in anticipation of the exercise of said rights), or for a change of grade, or for any other injury to or decrease in the value of the Property;

         (e) All refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any application or proceedings for reduction;

         (f) All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

         (g) All accounts, escrows, impounds, reserves, documents, instruments, chattel paper, claims, deposits and general intangibles, as the foregoing terms are defined in the Uniform Commercial Code, and all franchises, trade names, trademarks, symbols, service marks, books, records, plans, specifications, designs, drawings, permits, consents, licenses (including liquor licenses, to the extent assignable), license agreements, operating contracts, contract rights (including, without limitation, any contract with any architect or engineer or with any other provider of goods or services for or in connection with any construction, repair, or other work upon the Property) and all management, franchise, service, supply and maintenance contracts and agreements, and any other agreements, permits or contracts of any nature whatsoever now or hereafter obtained or entered into by the Borrower with respect to the operation or ownership of the Property; and all approvals, actions, refunds of real estate taxes and assessments (and any other governmental impositions related to the Land); and all causes of action that now or hereafter relate to, are derived from or are used in connection with the Property, or the use, operation, maintenance, occupancy or enjoyment thereof or the conduct of any business or activities thereon; and

         (h) All additions and accessories to any of the foregoing, all proceeds, products, offspring, rents and profits from any of the foregoing, including, without limitation, those from sale, exchange, transfer, collection, loss, damage, renewal, disposition, substitution or replacement of any of the foregoing, and all of the books and records pertaining to any of the foregoing.

Secured Party:             LASALLE BANK NATIONAL ASSOCIATION
Secured Party's Address:   135 South LaSalle Street, Chicago, Illinois 60603
                           Attention: Managing Director, Real Estate Capital Markets 48009
Borrower:                  RAMCO MADISON CENTER LLC
Borrower's Address:        27600 Northwestern Highway, Suite 200, Southfield, Michigan
                           48034

                                    EXHIBIT C
                        PENDING AND THREATENED LITIGATION

-------------------------------------------------------------------------------------------------------------------
1.   Oakland County Litigation - Brenda J. Carmichael          Case No. 98-005149 NO.  Date filed 4-6-98 Consent
     vs. Ramco Gershenson Properties                           Judgment granted 8-20-99  Dismissed with prejudice
                                                               9-24-99
-------------------------------------------------------------------------------------------------------------------
2.   Oakland County Litigation - Ramco Gershenson              Case No: 97-000219 CK. Date filed 10-8-97. Final
     Properties vs. J C West Allis WI II Inc.                  Disposition 1-12-98.  Case reassigned to Judge
                                                               Schnelz 12-20-99
-------------------------------------------------------------------------------------------------------------------
3.   Oakland County Litigation - Ramco-Gershenson              Case No: 97-540761 CK. Date filed 3-21-97. Show
     Properties vs. Hit or Miss Inc.                           Cause: Failure to Serve  6-25-97.  Dismissal
                                                               granted 6-27-97.
-------------------------------------------------------------------------------------------------------------------
4.   Oakland County Litigation - Ramco Gershenson              Case No: 97-552579 CK. Date filed 9-29-97.
     Properties vs. House Blinds & More Inc.                   Dismissal granted:  11-21-97
-------------------------------------------------------------------------------------------------------------------
5.   Oakland County Litigation - Ramco Gershenson              Case No: 97-552580 CK. Date filed 9-29-97.
     Properties vs. Picture Perfect Novi Inc.                  Notice of Default Judgment filed and sent 4-27-98.
-------------------------------------------------------------------------------------------------------------------
6.   Oakland County Litigation - Ramco Gershenson              Case No: 98-004192 CH. Date filed: 2-26-98.
     Properties vs. Great Lakes Concession I                   Change to 47th District Court 2-3-99
-------------------------------------------------------------------------------------------------------------------
7.   Oakland County Litigation - Frederick Rubin vs.           Case No: 98-004212 CK. Date filed 2-27-98.
     Ramco Kentwood Associates, et al                          Dismissal granted 7-15-98.  File transferred to
                                                               Court of Appeals 4-27-99.
-------------------------------------------------------------------------------------------------------------------
8.   Oakland County Litigation - Ramco Gershenson              Case No: 99-015485 CK. Date filed 6-16-99.
     Properties vs. Gap Inc.                                   Dismissal granted 9-23-99
-------------------------------------------------------------------------------------------------------------------
9.   Oakland County Litigation - Ramco Gershenson              Case No: 96-511201 CK.  Date filed 1-8-96. Default
     Properties vs. Mazel Associates                           Judgment granted by Clerk 2-5-96.
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10.  Oakland County Litigation - Ramco Gershenson              Case No: 00-025502 CK. Date filed 8-22-00.
     Properties vs. Somerville SC Associates                   Scheduling Order issued 11-5-00
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11.  Oakland County Litigation - Ramco Gershenson              Case No: 00-025646 CK. Date filed 8-28-00. Proof
     Properties vs. TK Holdings Inc., et al.                   of Service on Summons filed 12-4-00. Default
                                                               Judgment filed and Affidavit and Default filed
                                                               01-02-01.
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12.  Oakland County Litigation - Ramco Gershenson              Case No: 00-025647 CK. Date filed 8-28-00.
     Properties vs. Twist & Shout                              Default Judgment entered by Clerk to Twist & Shout
                                                               10-20-00
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13.  Oakland County Litigation - Circuit City Stores,          Case No. 01-029726-CK. Date filed 02-21-01.
     Inc. vs. Ramco-Gershenson Properties LP and Tel-Twelve
     Mall
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14.  Oakland County Litigation -- Circuit City Stores,         Case No. 01-029725-CK. Date filed 02-21-01.
     Inc. vs. Ramco-Gershenson Properties LP, West Oaks
     Development Company and West Oaks I Shopping Center
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15.  Oakland County Litigation - Judith Groves vs. Kmart       Case No. 00-026515-NO. Date filed 10-04-00. Order
     Corporation and John Doe                                  filed to Compel Answers to Interrogatories filed
                                                               03-06-01.
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16.  On going Internal Revenue Service tax liability
     inquiry with respect to Principal's general partner
     as disclosed in its Annual Statement form 10-K filing
     with the United States Securities and Exchange
     Commission.
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



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